UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

Liberty Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40883	86-3485220
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd St.

Suite 3001

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-305-809-7217

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	LIBYU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	LIBY	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LIBYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below under Item 1.02 is incorporated herein by reference,

Item 1.02. Termination of a Material Definitive Agreement.

As previously announced, on December 15, 2022, Liberty Resources Acquisition Corp., a Delaware corporation (“Liberty”) entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among Liberty, Liberty Onshore Energy B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“PubCo”), Liberty Onshore Resources B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid)(“HoldCo”), LIBY Merger Sub LLC, a Delaware limited liability company (“Merger Sub”) and Markmore Energy (Labuan) Limited (“Markmore”).

On May 14, 2024, Liberty and Markmore entered into a Mutual Termination Agreement (the “Mutual Termination Agreement”) pursuant to which they terminated the Business Combination Agreement by mutual agreement in accordance with Section 12.01(a) thereof, and each party, on behalf of itself and its agents, released, waived and forever discharged the other parties and their agents of and from any and all obligation or liability arising under the Business Combination Agreement. Liberty and Markmore determined to mutually terminate the Business Combination Agreement because of challenging global economic conditions.

The forgoing description of the Mutual Termination Agreement is qualified in its entirety by the full text of the agreement, which is filed herewith as Exhibit 10.1 to this current report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
10.1	Mutual Termination Agreement dated May 14, 2024 by and among Liberty and Markmore.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY RESOURCES ACQUISITION CORP.

Date: May 14, 2024	By:	/s/ Dato’ Maznah Binti Abdul Jalil
Dato’ Maznah Binti Abdul Jalil
Chief Executive Officer